                   [BORLAND MONTGOMERIE KEYDEN - LETTERHEAD]


John Ellis, Esq
Novellus Systems Limited
7 Marine Drive
Barton on Sea
New Milton
Hants BH25 7EE

AB/NR                                                       21st February 1995

Dear Mr Ellis

THE FORUM, CALLENDAR BUSINESS PARK, FALKIRK

I refer to your telephone call and now enclose page 10 of the Lease which requires to be signed on behalf of your company to two Directors or one Director and one Secretary.

I enclose schedule of Particulars of Signing for completion with the details of signing and look forward to hearing from you on your return from America.

Kind Regards

Yours sincerely




/s/ Anne M. Blackstock


ANNE M. BLACKSTOCK

                          DIRECTIONS FOR EXECUTING DOCUMENTS
                                          BY
                                  LIMITED COMPANIES
                             (UNDER THE LAW OF SCOTLAND)


PLEASE PRINT

COMPANY:-----------------------------------------------------------------------

DOCUMENT:----------------------------------------------------------------------

IMPORTANT NOTES TO BE READ BEFORE THE ACCOMPANYING DOCUMENT IS SIGNED.


The accompanying document requires to be signed on behalf of the company named above. Please read through the document carefully before it is signed. If there are any queries on the contents or alterations required, please contact immediately the person who sent you the document.

The document must be signed on behalf of the company as follows:-
1) by two Directors; or
2) by a Director and the Secretary; or
3) by two persons authorised to sign on behalf of the company (authorised signatories); or
4) by a Director and an authorised signatory; or
5) by the Secretary and an authorised signatory.


All signatories should sign their normal signature. A fountain pen or biro or other pen with indelible ink should be used.

The document will consist of one or more pages and may have a schedule or schedules and plan(s) attached. The document should be signed as follows:-
(a) at the end of the last page of text of the document (excluding attached schedule(s) and plan(s), if any);
(b) at the end of each schedule, if any; and
(c) on each plan, if any.

Each page or plan to be signed will usually be marked with a pencil line and the words Director' or 'Director/Secretary' written in pencil. If you are unsure where to sign, then please contact immediately the person who sent you the document.

Neither the company seal nor witnesses are required. Do not make any alterations to the document. Do not fill in any blanks.

                         PLEASE COMPLETE THE SECTION OVERLEAF

                             [NOVELLUS - LETTERHEAD]



Miss A. M. Blackstock                                       3rd February 1995
Borland Montgomerie Keyden
Apsley House
29 Wellington Street
Glasgow G2 6JA

                   Re:  The Forum, Callendar Business Park, Falkirk

Dear Miss Blackstock,


Thank you for your letter dated 18th January 1995 concerning the engrossed Sub-Lease for the Falkirk office.

I have signed the Sub-Lease as the only U.K. based director of Novellus Systems Ltd. The other two directors are based in our worldwide headquarters in California, U.S.A.


Please let me know if there are any problems with the completed documentation.

Yours sincerely,



/s/ John Ellis

John Ellis
Novellus Systems Ltd.

                   INSTRUCTIONS FOR EXECUTION OF DEEDS BY COMPANIES

                             NOVELLUS SYSTEMS
         ------------------------------------------------------------ LIMITED

1 The Deed and the last page of any Plan, Schedule, Inventory or other annexation should be signed by either:-

     (i)  Two Directors; or

     (ii) A Director and the Company Secretary; or


     (iii)Two persons authorised to sign on behalf of the Company.

2    The undernoted information should be entered in the spaces provided:-

     Place where Deed Executed     7 MARINE DRIVE, BARTON-ON-SEA
                                   --------------------------------------------

     Date of Execution             2-2-95
                                   --------------------------------------------

     First Signatory               /s/ John Ellis
     (Name in Full)                --------------------------------------------

     Official Position             DIRECTOR/SECRETARY
                                   --------------------------------------------

     Second Signatory
     (Name in Full)                --------------------------------------------

     Official Position             --------------------------------------------

3 If signed by two authorised signatories please give evidence (by way of certified copy Power of Attorney, certified Excerpt of Board Minute etc) of the authority of the authorised signatory to sign.

4 If it is proposed to execute the Deed otherwise than as indicated above (eg by one Authorised Signatury under a Power of Attorney) 2 witnesses will require to sign also but only on the last page of the narrative of the Deed. They should simply sign their names on the left opposite the other signatures writing the word "Witness" after their signature. Their full names, addresses and occupations should be added in the spaces overleaf.

5    On completion please return the Deed and the completed Instructions to:
                                 Mitchells Robertson
                                   [George House]

                    ARE FOR USE ONLY IF WITNESSES ARE REQUIRED:-


                    JOANNA COLLINGE     /s/ Joanna Collinge
                    --------------------------------------------------
                    21 HIGH STREET LYMINGTON HANTS
                    --------------------------------------------------
                    BANK OFFICIAL
                    --------------------------------------------------

                    DEREK ELLIS        /s/ Derek Ellis
                    --------------------------------------------------
                    16 GUIBAL ROAD, LEE, LONDON SE129CX
                    --------------------------------------------------
                    RETIRED
                    --------------------------------------------------

          SUB-LEASE

          between

          LEYLAND DAF FINANCE PLC incorporated under the Companies Acts and having their Registered Office formerly at Kent House, Upper Mulgrave Road, Cheam, Sutton, Surrey, SM2 7AY and now at Four Mulgrave Chambers, 26/28 Mulgrave Road, Sutton, Surrey SM2 6LE, Registered Number 1286313 (who and whose successors as tenants under the Lease in their favour of the Premises aftermentioned are hereinafter referred to as "the Mid-Landlord")


          with the consent of

          CENTRAL REGIONAL COUNCIL, incorporated under the Local Government (Scotland) Act 1973, Viewforth, Stirling (who and whose successors are hereinafter referred to as "the Landlord") OF THE ONE PART


          and

          NOVELLUS SYSTEMS LIMITED, incorporated under the Companies Acts and having their registered office at 7 Marine Drive, New Milton, Hants BH25 7EE, Registered Number 2223831 (who and whose successors in the right of occupancy under this Sub-Lease and their permitted assignees and sub-under-tenants and in the case of an individual his executors and representatives are hereinafter referred to as "the Sub-Tenant") OF THE OTHER PART

     In this Sub-Lease unless there is something in the subject or context inconsistent therewith:

1. "Date of Expiry" means the date of expiry or sooner termination of the Sub-Lease (however the same may be determined).

SECOND              The Mid-Landlord hereby sub-lets to the Sub-Tenant (but
PERIOD OF THE       excluding assignees and Sub-Under-Tenants legal or
SUB-LEASE           voluntary and creditors and managers for creditors in any
                    form except where permitted under the Sub-Lease) the Premises subject to the same provisos, conditions and disclaimers in favour of the Mid-Landlord and where applicable the Landlord as are contained in the Lease and that for the period from the Second day of December
                    Nineteen hundred and Ninety four ("the Date of Entry") until the First day of December Nineteen hundred and Ninety nine and the Sub-Tenant accepts the Premises in their present condition; Declaring, however, that either party shall be entitled to terminate this Sub-Lease on the third anniversary of the Date of Entry by giving written notice to that effect to the other party not less than six months before the said third anniversary.


THIRD               The Sub-Tenant hereby undertakes:
SUB-TENANT'S
MONETARY
OBLIGATIONS

RENT           1.   To pay to the Mid-Landlord the yearly rent of FIFTEEN
                    THOUSAND ONE HUNDRED AND TWENTY FIVE POUNDS (L15,125)
                    STERLING or from each Date of Review the corresponding
                    Revised Rent and if the Mid-Landlord has so opted or opts or if otherwise payable by law, Value Added Tax thereon at the standard rate (or if at any time in the future the standard rate shall no longer apply to rents, such rate as shall then be applicable) by equal quarterly payments in advance at the terms of Candlemas, (28th February)
                    Whitsunday (28th May Lammas (28th August) and Martinmas
                    (28th November) clear of all deductions whatsoever the first of such payments to be made on the Date of Entry for the period from the Date of Entry until the term day immediately succeeding the Date of Entry calculated on a daily basis and so forth quarterly, termly and proportionally thereafter during the currency of the Sub-Lease such rent or Revised
                    Rent to be paid without any written demand and if the Mid-Landlord so requires by Banker's Order; Under declaration that the Sub-Tenant is hereby granted a twenty five per centum (25%) reduction in the rent payable in respect of the first six months of the Sub-Lease after the said Date of Entry.

REIMBURSEMENT  2.   To reimburse to the Mid-Landlord on demand all payments made by way of reimbursement or otherwise by the Mid-Landlord to the Landlord under the Lease with the exception of:-

                    (i) the rent and the Revised Rent provided for in the Lease and
                    (ii) interest on and any expenses incurred by the Landlord in procuring payment of any sum of money payable or reimburseable to the Landlord under the Lease which shall have become due but remain unpaid by the Mid-Landlord.

RATES & OTHER  3.   To pay when due (or reimburse the Mid-Landlord on demand any
CHARGES             sum paid by the Mid-Landlord for) the rates, taxes, duties, charges, assessments, impositions and outgoings for the payment of which the Mid-Landlord is responsible in terms of the Lease other than taxes arising on the rent payable under the Sub-Lease or taxes arising on the disposal or deemed disposal by the Mid-Landlord of or other dealing by the Mid-Landlord with its interest in the Premises.

               4. To reimburse the Mid-Landlord on demand all sums which the Mid-Landlord may from time to time pay for insuring and keeping insured the Premises for the loss of rent.

INTEREST ON    5.   To pay on demand to the Mid-Landlord, without prejudice to
PAYMENTS            any other right, remedy or power available to the Mid-
IN ARREARS          Landlord, interest at the Prescribed Rate on any rent or any other sum of money payable or reimburseable to the Mid-
                    Landlord under the Sub-Lease which shall have become due but remain unpaid for fourteen days, such interest to run (as well after as before any judgement) from the date when the same shall become due until payment thereof.

FOURTH              The Sub-Tenant also undertakes:
SUB-TENANTS
FURTHER
OBLIGATIONS

FULFILMENT     1.   To fulfill the obligations of a non monetary nature
OF                  undertaken by the Mid-Landlord under the Lease.
MID-LANDLORD'S
OBLIGATIONS

ENTRY TO       2.   In any case where the Landlord has reserved a right of entry
PREMISES            to the Premises under the Lease, to permit such right to be exercised by the Landlord and/or the Mid-Landlord subject to any condition in the Lease.

EXPENSES       3.   To reimburse the Mid-Landlord all expenses incurred by the
                    Mid-Landlord:

               a) Incidental to the preparation and service of all notices and schedules relating to deficiencies in repair or requiring the Sub-Tenant to remedy the breach of any of its obligations under the Sub-Lease whether the same be served before or after the Date of Expiry but which relate to the period of this Sub-Lease.

               b) In the preparation and service of a schedule of dilapidations before or after the Date of Expiry which relates to the period of this Sub-Lease.

               c) In procuring the remedy of any breach of any obligation or the payment of arrears due by the Sub-Tenant under the Sub-Lease.

APPLICATION    4.   Upon making an application for any consent or approval which
FOR CONSENT         is required under the Sub-Lease to disclose to the
OR APPROVAL         Mid-Landlord such information as the Mid-Landlord may
                    require and pay the Mid-Landlord's properly incurred expenses in connection with such application (including applications where consent or approval is refused or an application is withdrawn).

ALIENATION     5.   Not at any time to assign, sub-under-let or otherwise
                    dispose of or for any purpose or in any way deal with the Sub-Tenant's interest in or part with or share possession or occupation of part only of the Premises.

               6.   Not at any time to sub-under-let the Premises as a whole.

               7. Not at any time to assign or otherwise dispose of or for any purpose or in any way deal with the Sub-Tenant's interest in or part with or share possession or occupation of the whole of the Premises without the consent of the Landlord and the Mid-Landlord.

FIFTH               The Mid-Landlord hereby undertakes provided that the Sub-
MID-LANDLORDS'      Tenant indemnifies the Mid-Landlord against any costs
OBLIGATIONS         incurred by or awarded against the Mid-Landlord in the
                    course of its fulfilment of such undertaking:

               1. On the request of the Sub-Tenant unless such request is demonstrably unreasonable having regard to the Mid-Landlord's interest in the Premises to adopt any procedure designed to enforce the fulfilment of the obligations undertaken by the Landlord under the Lease;

               2.   In relation to Rent Review:--

                    (i) Not without the approval of the Sub-Tenant (such approval not to be unreasonably withheld having regard to the Mid-Landlord's interest in the Premises) to agree with the Landlord on the Revised Rent nor on the Surveyor to be nominated for the purposes of determination of the Revised Rent and

                    (ii) If so required by the Sub-Tenant to request the
                         nomination by the Chairman for the time being of the Scottish Branch of the Royal Institution of Chartered Surveyors of a Surveyor for the purpose of such determination; and


               3. To keep in force insurance against loss of rent for three years in an amount which would take into account potential increases of rent in accordance with the rent review provisions contained in the Lease and the Sub-Lease.

SIXTH               The same rights and remedies as are available to the
MID-LANDLORD'S      Landlord against the Tenant under the Lease shall be
REMEDIES            available to the Mid-Landlord against the Sub-Tenant under the Sub-Lease and shall be subject to the same conditions.

SEVENTH             If the Premises shall at any time during the period of the
SUSPENSION OF       Sub-Lease be so damaged or destroyed by reason of any of the
RENT                risks against which insurance is effected in terms of the
                    Lease as to render the Premises unfit for occupation or use in whole or in part in accordance with the terms and provisions of the Sub-Lease then the Sub-Lease shall not come to an end and if the insurance policy or policies effected under the Lease shall not have been rendered void or payment of the policy monies refused in whole or in part in consequence of any act or default of the Sub-Tenant its servants or agents the rent payable hereunder or (where part only of the Premises has been destroyed or rendered incapable of use) a fair proportion thereof shall be suspended until the Premises or such part thereof have been restored to substantially the same condition prevailing prior to such destruction or damage and are reasonably capable of use in accordance with the provisions hereof or until the Loss of Rent insurance shall be exhausted, if earlier: Provided that if at the expiry of one year from the date of such damage or destruction, the Premises or such part thereof are still not fit for occupation or use as aforesaid either party shall be entitled, upon giving three month's notice to the other party at any time after the expiry of the said one year period, to terminate the Sub-Lease and thereupon the rights and obligations of the parties shall cease and have no effect but without prejudice to any antecedent right or claim arising hereunder.

EIGHTH
IRRITANCY           Subject to Sections 4 to 7 of the Law Reform (Miscellaneous
                    Provisions) (Scotland) Act 1985, if at any time during the Period of the Sub-Lease:--

                    (a) the rents payable under the Sub-Lease or the Revised Rent (or any of them or any part thereof) shall be in arrear and unpaid for fourteen days after becoming payable (whether legally demanded or not), or

                    (b) there shall be any material breach, non-performance or non-observance by the Sub-Tenant of any of the obligations and conditions contained in the Sub-Lease; or

                    (c) the Sub-Tenant passes a resolution to wind-up, enter into liquidation or insolvency whether compulsory or voluntary (save for the purpose of amalgamation or reconstruction of a solvent company) or has a Receiver or Administrator appointed of its undertaking or enters into an arrangement or composition for the benefit of its creditors, or suffers any diligence to be done or execution to be levied on its goods or being a firm shall be sequestrated; the Mid-Landlord shall be entitled forthwith to terminate this Sub-Lease and treat this Sub-Lease and all transmissions thereof with all that has followed or can competently follow thereon as void and null and that without the necessity of any declarator, process of removal, or other procedure at law and the Premises shall thereupon revert to the Mid-Landlord. In such event it shall be lawful for the Mid-Landlord or any person or persons duly authorised by the Mid-
                    Landlord on their behalf to enter upon the possession of the Premises or any part thereof in name of the whole and to eject the Sub-Tenant and occupiers and thereafter use, possess and enjoy the same free of all claims by the Sub-Tenant as if this Sub-Lease had never been granted without prejudice to any right of action or remedy of the Mid-Landlord in respect of the premature termination of the Sub-Lease or of any antecedent breach by the Sub-Tenant of any of the conditions contained in the Sub-Lease which irritancy is hereby declared to be pactional and not penal and shall not be purgeable at the bar; Provided that (ONE) in the case of a breach which is capable of being remedied the Mid-Landlord shall not be entitled to terminate this Sub-Lease as aforesaid unless it shall first have given notice of the breach to the Sub-Tenant prescribing a time which in the opinion of the Mid-Landlord is reasonable in the circumstances (such circumstances not including the financial position of the Sub-Tenant) within which such breach must be remedied and the Sub-Tenant shall have failed to remedy the breach within the time prescribed in the notice and declaring that where the breach is the failure to pay any sum of money, a reasonable time shall be a period of not less than fourteen days; (TWO) in the case of the Sub-Tenant going into liquidation (other than for reconstruction or amalgamation as aforesaid) or in the case of a Receiver or Administrator being appointed the Mid-Landlord shall not exercise such right of forfeiture on the ground of liquidation or insolvency or appointment of a Receiver or Administrator unless and until they have allowed the Liquidator, Receiver or Administrator or interim or permanent trustee (as the case may be) a period of six months in which to dispose of the Sub-Tenant's interest in this Sub-Lease and shall only be entitled to terminate this Sub-Lease if the Liquidator, Receiver, Administrator or interim or permanent trustee as the case may be shall have failed to dispose of the Sub-Tenant's said interest at the end of said period provided always that the Liquidator, Receiver or Administrator or interim or permanent trustee shall accept and implement in writing within twenty one days of the date of liquidation or receivership or appointment of an interim or permanent trustee as the case may be personal responsibility for payment of the rent for the Premises and performance of all the Sub-Tenant's obligations under this Sub-Lease whether arising before or after the date of liquidation or receivership or appointment of an interim or permanent trustee as the case may be to the expiry of the said period or, if earlier, the date of entry under the disposal of the Sub-Tenant's interest in this Sub-Lease and it is hereby expressly declared that the Mid-Landlord shall deal with any request to consent to assign this Sub-Lease made by such Liquidator, Receiver, Administrator or interim or permanent trustee as the case may be in the same manner as if such requests had been made by the Sub-Tenant.

NINTH
VALUE
ADDED TAX      1.   Where there is a provision under the Sub-Lease for the Sub-
                    Tenant to pay any fees, costs, charges, commission, remunerations, expenses or outlays the Sub-Tenant shall also be responsible for payment of any Value Added Tax thereon together with interest thereon from the date of the demand
                    (or, in the case of rent), from the date when same falls
                    due) until paid by the Sub-Tenant.

               2. Without prejudice to the foregoing sub-paragraph, in the event that Value Added Tax shall be chargeable on the Mid-Landlord in respect of any supplies as defined in the Value Added Tax Act 1983 (or any statutory modification or

                    Sub-Tenant the Sub-Tenant shall in addition to any amounts otherwise payable, pay to the Mid-Landlord the amount of the Value Added Tax so chargeable.

               3. Any rents and other sums payable under the Sub-Lease shall (notwithstanding any present or future statutory provision to the contrary) be exclusive of any Value Added Tax chargeable thereon (whether or not chargeable as the result of any change in the law and whether or not chargeable as the result of the exercise by the Mid-Landlord the Sub-Tenant or the Mid-Landlord and the Sub-Tenant jointly of any option in respect of the charging of Value Added Tax).

TENTH
NOTICES The provisions for notices contained in the Lease shall apply also under the Sub-Lease as if "the Mid-Landlord" had been substituted for "the Landlords" and "the Sub-Tenant" had been substituted for "the Tenants".

ELEVENTH
CONSENT TO
REGISTRATION   The parties consent to registration hereof for preservation and execution:  IN WITNESS WHEREOF

                                      SUB-LEASE

                                       between

                                LEYLAND DAF FINANCE PLC

                                         and

                               NOVELLUS SYSTEMS LIMITED

                                   with consent of

                               CENTRAL REGIONAL COUNCIL

                           -------------------------------


     SUBJECTS  Upper Ground Floor
               (East Wing)
               The Forum
               Callendar Business park
               Falkirk

         --------------------------------------------------------------------

                                  MITCHELLS ROBERTON
                                      SOLICITORS
                                     GEORGE HOUSE
                               36 NORTH HANOVER STREET
                                    GLASGOW G1 2AD

                             AB/DBR   FAS 5026  RE BOX 77
                                      LEY001.LSE